SERVICE AGREEMENT

1. INTRODUCTION. In this Service Agreement, "you" and "your" refer to the client ("Naturally Advanced Technologies Inc.") and "we", "us" and "our" refer to OrganicWorks Marketing LLC. (OrganicWorks Marketing). This Agreement explains our obligations to you, and your obligations to us in relation to our use of service(s). By selecting OrganicWorks Marketing services you have agreed to establish an account with us for such services.

2. ASSIGNMENT OF RIGHTS. Our services under this agreement constitute "work for hire" and any Intellectual Property (including trademarks, slogans, etc) resulting from our work for you shall be owned exclusively by you , and we knowingly assign all our rights in such Intellectual Property to you.

3. FEE AND PAYMENT. You have retained OrganicWorks Marketing for the services of: Marketing Public Relations activity of Naturally Advanced Technologies Inc.,/CRAILAR. As consideration for the services you have selected, you agree to pay OrganicWorks Marketing the applicable service(s) retainer fee billable at $7,500.00 per month for a term of twelve months beginning: on November 6, 2009 and ending November 5, 2010. The fee shall be paid as follows:

   $7,500.00 due 11/06/2009
   $7,500.00 due 12/06/2009
   $7,500.00 due 01/06/2010
   $7,500.00 due 02/06/2010
   $7,500.00 due 03/06/2010
   $7,500.00 due 04/06/2010
   $7,500.00 due 05/06/2010
   $7,500.00 due 06/06/2010
   $7,500.00 due 07/06/2010
   $7,500.00 due 08/06/2010
   $7,500.00 due 09/06/2010
   $7,500.00 due 10/06/2010

   Out of Pocket Expenses. Additional standard operating office expenses incurred on behalf of Naturally Advanced Technologies Inc. including faxing, office printing, long distance phone service, public relations resource, cell phone service and internet service are billed monthly at $200. Payment is due on receipt. Federal Express, other mail and messenger services, trade show participation and other travel costs incurred specifically on your behalf shall be billed separately. You will approve in advance all unapproved expenses that collectively exceed $150 dollars per month.

   *Clipping Service, if necessary, to be billed separately

   *Media Training, if necessary, to be billed separately

   *Design work and printing, if necessary, to be billed separately

   *Press release newswire distribution, if necessary, to be billed separately

OrganicWorks Marketing will put on hold all marketing public relations activity if payment is not received within fifteen days of the monthly due date noted in the fee schedule. Activity will resume once payment is received.

4. TERM OF SERVICE. The projected term of service remains ongoing for the twelve month period as stated in Paragraph 3. It may be terminated in accordance with Paragraph 6 below.

5. CONFIDENTIALITY. OrganicWorks Marketing shall hold in strict confidence and will not utilize, other than in connection with the performance of its obligations under this Agreement, all non-public, proprietary and other confidential information with respect to the business and operations of the Client, including any plans and strategies furnished hereunder or which become known because of this Agreement. We will not at anytime during the agreement or after its termination voluntarily disparage you, your owners or employees.

6. TERMINATION. This Agreement hereafter may be terminated by either party by 30-day written notice. In the event Agreement is terminated prior to expiration date of this Agreement client shall pay all fees and related expenses through and including date of termination on a per diem basis.

7. LIMITATIONS OF LIABILITY. Client will provide OrganicWorks Marketing with desired Marketing Public Relations goals as well as necessary information to achieve those goals. OrganicWorks Marketing will provide reasonable efforts in achieving desired goals, but does not guarantee desired results. Client will indemnify, defend and hold OrganicWorks Marketing harmless from any and all claims, liabilities, actions, costs and expenses including but not limited to attorneys fees and expenses in any way arising from the marketing public relations efforts of Naturally Advanced Technologies Inc., excluding however, any claims of Naturally Advanced Technologies Inc. against OrganicWorks Marketing for breach of any of OrganicWorks Marketing obligations under this Agreement, and claims arising from the gross negligence of OrganicWorks Marketing.

8. COUNTERPART; FACSIMILES. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together will constitute one and the same agreement. This agreement may be executed and delivered by electronic facsimile transmission with the same force and effects as if it were executed and delivered by the parties simultaneously in the presence of one another, and signatures on facsimile copy hereof shall be deemed authorized original signatures.

9. GENERAL. This Agreement shall be construed in accordance with the laws of the State of New York. Each provision contained herein is severable from the Agreement and if one or more provisions are declared invalid, the remaining provisions shall nevertheless remain in full force and effect. The provisions set forth herein constitute the entire agreement of the parties. This Agreement is not assignable by OrganicWorks Marketing without prior written consent of Client.

The parties have confirmed their agreement to the foregoing by duly executing this Agreement below.

[signature] NOV 25-09

Name and Title Naturally Advanced Technologies Inc. Date

Name and Title OrganicWorks Marketing, LLC Date

Please Sign and Fax back to (646) 304-8737

ATTN: Larissa / Guy

OrganicWorks Marketing will put on hold all marketing public relations activity if payment is not received within fifteen days of the monthly due date noted in the fee schedule. Activity will resume once payment is received.

4. TERM OF SERVICE. The projected term of service remains ongoing for the twelve month period as stated in Paragraph 3. It may be terminated in accordance with Paragraph 6 below.

5. CONFIDENTIALITY. OrganicWorks Marketing shall hold in strict confidence and will not utilize, other than in connection with the performance of its obligations under this Agreement, all non-public, proprietary and other confidential information with respect to the business and operations of the Client, including any plans and strategies furnished hereunder or which become known because of this Agreement. We will not at anytime during the agreement or after its termination voluntarily disparage you, your owners or employees.

6. TERMINATION. This Agreement hereafter may be terminated by either party by 30-day written notice. In the event Agreement is terminated prior to expiration date of this Agreement client shall pay all fees and related expenses through and including date of termination on a per diem basis.

7. LIMITATIONS OF LIABILITY. Client will provide OrganicWorks Marketing with desired Marketing Public Relations goals as well as necessary information to achieve those goals. OrganicWorks Marketing will provide reasonable efforts in achieving desired goals, but does not guarantee desired results. Client will indemnify, defend and hold OrganicWorks Marketing harmless from any and all claims, liabilities, actions, costs and expenses including but not limited to attorneys fees and expenses in any way arising from the marketing public relations efforts of Naturally Advanced Technologies Inc., excluding however, any claims of Naturally Advanced Technologies Inc. against OrganicWorks Marketing for breach of any of OrganicWorks Marketing obligations under this Agreement, and claims arising from the gross negligence of OrganicWorks Marketing.

8. COUNTERPART; FACSIMILES. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together will constitute one and the same agreement. This agreement may be executed and delivered by electronic facsimile transmission with the same force and effects as if it were executed and delivered by the parties simultaneously in the presence of one another, and signatures on facsimile copy hereof shall be deemed authorized original signatures.

9. GENERAL. This Agreement shall be construed in accordance with the laws of the State of New York. Each provision contained herein is severable from the Agreement and if one or more provisions are declared invalid, the remaining provisions shall nevertheless remain in full force and effect. The provisions set forth herein constitute the entire agreement of the parties. This Agreement is not assignable by OrganicWorks Marketing without prior written consent of Client.

The parties have confirmed their agreement to the foregoing by duly executing this Agreement below.

[signature]
Name and Title Naturally Advanced Technologies Inc.

NOV 25-09
Date

[signature]
Name and Title OrganicWorks Marketing, LLC

11/30/09
Date

Please Sign and Fax back to (646) 304-8737